COLONIAL MUNICIPAL INCOME TRUST
                One Financial Center, Boston, Massachusetts 02111
                                 (617) 426-3750

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 2000

Dear Shareholder:

         The Annual Meeting of Shareholders (Meeting) of Colonial Municipal Income Trust (Fund) will be held at the offices of Colonial Management Associates, Inc. (Advisor), One Financial Center, Boston, Massachusetts, on Monday, April 24, 2000, at 10:00 a.m., Eastern time, to:

            1.     Elect Trustees as outlined below;

                   (a) four (4) Trustees to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares (Preferred Shares), voting together as a single class; and

                   (b) two (2) Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

            2.     Ratify the selection of independent accountants; and

            3. Transact such other business as may properly come before the Meeting or any adjournment thereof.

                           By order of the Trustees,


                           /s/Nancy L. Conlin
                           Nancy L. Conlin, Secretary


March 15, 2000

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.

                                 PROXY STATEMENT
                               GENERAL INFORMATION

                                                                  March 15, 2000

         The enclosed proxy, which was first mailed on March 15, 2000, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The Fund will bear the cost of solicitation, which includes the printing and mailing of proxy materials and the tabulation of votes. By voting as soon as you receive your proxy materials, you will help to reduce the cost of any additional mailings.

         Holders of thirty percent of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On February 1, 2000, the Fund had outstanding 27,645,113 Common Shares of beneficial interest and 3,600 Preferred Shares. Shareholders of record at the close of business on February 1, 2000 will have one vote for each share held. As of February 1, 2000, Cede & Co. FAST, 55 Water Street, 25th Floor, New York, New York 10041-0098, owned of record 22,034,809 Common Shares representing 80% of the Fund's outstanding Common Shares.

         Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. Withheld authority and abstentions broker non-votes have no effect on the outcome of the voting on the items.

         Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Advisor at One Financial Center, Boston, MA 02111 or by calling 1-800-426-3750.

         The following table indicates which shareholders are solicited with respect to each matter:

MATTER                                    COMMON SHARES         PREFERRED SHARES
Election of four (4) Trustees by all
shareholders (John V. Carberry, Lora S.
Collins, Richard W. Lowry and John J.
Neuhauser)                                        X                    X

Election of two (2) Trustees by holders
of Preferred Shares only (Salvatore
Macera and Thomas E. Stitzel)                    N/A                   X

Ratify the selection of independent
accountants                                       X                    X

1.       ELECTION OF TRUSTEES.

         Ms. Collins and Messrs. Carberry, Lowry and Neuhauser (who have each agreed to serve as Trustees) are proposed for election as Trustees of the Fund, and are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Each will serve three years, or until a successor is elected. Messrs. Macera and Stitzel (who have each agreed to serve as Trustees) are proposed for election as Trustees of the Fund and are to be elected by holders of Preferred Shares. The Board of Trustees currently consists of Mses. Collins and Verville and Messrs. Bleasdale, Carberry, Grinnell, Lowry, Macera, Mayer, Moody, Neuhauser, Stitzel and Sullivan. Effective at the end of April, 2000, Mr. Sullivan will retire as a Trustee of the Fund.

         The Board of Trustees is divided into the following three classes, each with a three year term expiring in the year indicated (assuming the persons listed above are elected at the Meeting) and shall be voted on by both the Common Shares and Preferred Shares.

2001                       2002                     2003
----                       ----                     ----
Mr. Mayer                  Mr. Bleasdale            Mr. Carberry
Ms. Verville               Mr. Grinnell             Ms. Collins
                           Mr. Moody                Mr. Lowry
                                                    Mr. Neuhauser
                                                    Mr. Sullivan

         Messrs. Macera and Stitzel are elected annually by the holders of Preferred Shares.

         The following table sets forth certain information about the Board of
Trustees:

                                                                         Shares and
                                                                         Percent of
                                                                           Fund
                                                                        Beneficially
                                                                          Owned at
Name                 Trustee       Principal Occupation (1) and          February 1,
(Age)                 since               Directorships                   2000 (2)

Tom Bleasdale         1992      Retired (formerly Chairman of the               -0-
(69)                            Board and Chief Executive Officer,
                                Shore Bank & Trust Company (banking)
                                from 1992 to 1993). Director or
                                Trustee: Liberty Funds, Lemeire Co.

John V. Carberry *    1998      Senior Vice President of Liberty                -0-
(52)                            Financial Companies, Inc. (Liberty
                                Financial) (formerly Managing
                                Director, Salomon Brothers
                                (investment banking) from January,
                                1988 to January, 1998). Director or
                                Trustee: Liberty Funds, Liberty
                                All-Star Funds.

Lora S. Collins       1992      Attorney (formerly Attorney with                -0-
(64)                            Kramer, Levin, Naftalis & Frankel
                                (law) from September, 1986 to
                                November, 1996). Trustee: Liberty
                                Funds.

James E. Grinnell     1995      Private Investor since November,                -0-
(70)                            1988. Director or Trustee: Liberty
                                Funds, Liberty All-Star Funds.

Richard W. Lowry      1995      Private Investor since August, 1987.            -0-
(63)                            Director or Trustee: Liberty Funds,
                                Liberty All-Star Funds.

Salvatore Macera      1998      Private Investor (formerly Executive            -0-
(68)                            Vice President and Director of Itek
                                Corporation (electronics) from 1975
                                to 1981). Director or Trustee:
                                Liberty Funds and Stein Roe Variable
                                Investment Trust.

William E. Mayer      1994      Partner, Development Capital, LLC               -0-
(59)                            (venture capital) (formerly Dean,
                                College of Business and Management,
                                University of Maryland (higher education)
                                from October, 1992 to November, 1996).
                                Director or Trustee: Liberty Funds,
                                Liberty All-Star Funds, Johns Manville,
                                Lee Enterprises, Premier, Rosemore.

James L. Moody, Jr.   1987      Retired (formerly Chairman of the               -0-
(68)                            Board, Hannaford Bros. Co. (food
                                retailer) from May, 1984 to May, 1997
                                and Chief Executive Officer,
                                Hannaford Bros. Co. from May, 1973 to
                                May, 1992).  Director or Trustee:
                                Liberty Funds, UNUM Provident
                                Corporation, IDEXX Laboratories,
                                Inc., Staples, Inc., Empire Company
                                Limited.

John J. Neuhauser     1987      Academic Vice President and Dean of             -0-
(56)                            Faculties since August, 1999, Boston
                                College (higher education) (formerly
                                Dean, Boston College School of
                                Management (higher education) from
                                September, 1977 to September, 1999).
                                Director or Trustee: Liberty Funds,
                                Liberty All-Star Funds, Saucony, Inc.

Thomas E. Stitzel     1998      Business Consultant (formerly                   -0-
(64)                            Professor of Finance from 1975 to
                                1999 and Dean from 1977 to 1991,
                                College of Business, Boise State
                                University (higher education),
                                Chartered Financial Analyst. Director
                                or Trustee: Liberty Funds, Stein Roe
                                Variable Investment Trust, Farmers
                                and Merchants State Bank.

Robert L. Sullivan    1989      Retired (formerly Partner, KPMG Peat            -0-
(72)                            Marwick LLP (management consulting)
                                from July, 1966 to June, 1985).
                                Trustee: Liberty Funds.

Anne-Lee Verville     1998      Consultant (formerly General Manager,           -0-
(54)                            Global Education Industry from 1994
                                to 1997, and President, Applications
                                Solutions Division from 1991 to 1994,
                                IBM Corporation (global education and
                                global applications)).  Trustee:
                                Liberty Funds, Enesco Group, Inc.,
                                National Skill Standards Board.

* Mr. Carberry is an "interested person," as defined in the Investment Company Act of 1940 (1940 Act), because of his affiliation with Liberty Financial (the indirect parent company of the Advisor). On February 1, 2000, Mr. Carberry beneficially owned less than 1% of the then outstanding common shares and other securities of Liberty Financial.
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(2) On February 1, 2000, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

         In this Proxy Statement, the "Liberty Funds" means Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Funds Trust VIII, Liberty Variable Investment Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust, Colonial Municipal Income Trust, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund, Colonial New York Insured Municipal Fund, Liberty-Stein Roe Advisor Floating Rate Advantage Fund and Colonial Investment Grade Bond Fund. In this Proxy Statement "Liberty All-Star Funds" means Liberty Funds Trust IX, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.

         The following table sets forth certain information about the executive officers of the Fund:

                                                                                    Shares and
                                                                                    Percent of
                                                                                       Fund
                                                                                    Beneficially
                         Executive                                                    Owned at
Name                       Officer                                                   February 1,
(Age)                       Since   Office with Fund; Principal Occupation (3)        2000 (4)
  Stephen E. Gibson                 President of the Liberty Funds since June,          -0-
  (46)                      1998    1998; Chairman of the Board since July, 1998,
                                    Chief Executive Officer and President since
                                    December, 1996, and Director, since July,
                                    1996 of the Advisor (formerly Executive Vice
                                    President from July, 1996 to December, 1996);
                                    Director, Chief Executive Officer and
                                    President of Liberty Funds Group LLC (LFG)
                                    since December, 1998 (formerly Director,
                                    Chief Executive Officer and President of The
                                    Colonial Group, Inc. (TCG) from December,
                                    1996 to December, 1998); Assistant Chairman
                                    of Stein Roe & Farnham Incorporated (SR&F)
                                    since August, 1998 (formerly Managing
                                    Director of Marketing of Putnam Investments,
                                    June, 1992 to July, 1996).

  Joseph R. Palombo                 Vice President of the Liberty Funds since           -0-
  (46)                      1999    April, 1999; Executive Vice President and
                                    Director of the Advisor since April, 1999;
                                    Executive Vice President and Chief
                                    Administrative Officer of LFG since April,
                                    1999 (formerly Chief Operating Officer,
                                    Putnam Mutual Funds from 1994 to 1998).

  Timothy J. Jacoby                 Treasurer and Chief Financial Officer of the        -0-
  (47)                      1996    Liberty Funds since October, 1996 (formerly
                                    Controller and Chief Accounting Officer from
                                    October, 1997 to February, 1998); Treasurer
                                    since December, 1998 of Liberty All-Star
                                    Funds; Senior Vice President since
                                    September, 1996 of the Advisor; Vice
                                    President since December, 1998 of LFG
                                    (formerly Chief Financial Officer and
                                    Treasurer from December, 1998 to December,
                                    1999 of LFG; Vice President, Chief Financial
                                    Officer and Treasurer from July, 1997 to
                                    December, 1998 of TCG); Senior Vice
                                    President since August, 1998 of SR&F
                                    (formerly Senior Vice President, Fidelity
                                    Accounting and Custody Services from
                                    September, 1993 to September, 1996).

  J. Kevin Connaughton              Controller and Chief Accounting Officer of          -0-
  (35)                      1998    the Liberty Funds since February, 1998;
                                    Controller since December, 1998 of Liberty
                                    All-Star Funds; Vice President of the
                                    Advisor since February, 1998 (formerly
                                    Senior Tax Manager, Coopers & Lybrand, LLP
                                    from April, 1996 to January, 1998; Vice
                                    President, 440 Financial Group/First Data
                                    Investor Services Group from March, 1994 to
                                    April, 1996).

  Nancy L. Conlin                   Secretary of the Liberty Funds since April,         -0-
  (46)                      1998    1998 (formerly Assistant Secretary from July,
                                    1994 to April, 1998); Director, Senior Vice
                                    President, General Counsel, Clerk and
                                    Secretary of the Advisor since April, 1998
                                    (formerly Vice President, Counsel, Assistant
                                    Secretary and Assistant Clerk from July, 1994
                                    to April, 1998); Vice President - Legal,
                                    General Counsel and Secretary of LFG since
                                    December, 1998 (formerly Vice President -
                                    Legal, General Counsel, Secretary and Clerk
                                    of TCG from April, 1998 to December, 1998;
                                    Assistant Clerk from July, 1994 to April,
                                    1998).

(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(4) On February 1, 2000, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

                 TRUSTEES' COMPENSATION, MEETINGS AND COMMITTEES

         TRUSTEES' COMPENSATION.

         For the fiscal year ended November 30, 1999 and the calendar year ended December 31, 1999, the Trustees received the following compensation for serving as Trustees (5):

                                                               Total Compensation from
                                                               the Fund Complex Paid
                                Aggregate Compensation from    to the Trustees for the
                                the Fund for the Fiscal Year   Calendar Year Ended
Trustee                         Ended November 30, 1999        December 31, 1999 (6)
-------                         -----------------------        ---------------------
Robert J. Birnbaum (7)                    $1,264                    $ 97,000
Tom Bleasdale                              1,329(8)                  103,000(9)
John V. Carberry (10)                        N/A                         N/A
Lora S. Collins                            1,251                      96,000
James E. Grinnell                          1,303                     100,000
Richard W. Lowry                           1,263                      97,000
Salvatore Macera                             966                      95,000
William E. Mayer                           1,261                     101,000
James L. Moody, Jr.                        1,176(11)                  91,000(12)
John J. Neuhauser                          1,321                     101,252
Thomas E. Stitzel                            966                      95,000
Robert L. Sullivan                         1,351                     104,100
Anne-Lee Verville                          1,238(13)                  96,000(14)

(5) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(6) At December 31, 1999, the Fund Complex consisted of 51 open-end and 8 closed-end management investment portfolios in the Liberty Funds Group
         - Boston and 12 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Fund Complex).

(7)      Retired as Trustee of the Fund on December 31, 1999.

(8)      Includes $670 payable in later years as deferred compensation.

(9)      Includes $52,000 payable in later years as deferred compensation.

(10) Does not receive compensation because he is an affiliated Trustee and employee of Liberty Financial.

(11) Total compensation of $1,176 for the fiscal year ended November 30, 1999 will be payable in later years as deferred compensation.

(12) Total compensation of $91,000 for the calendar year ended December 31, 1999 will be payable in later years as deferred compensation.

(13) Total compensation of $1,238 for the fiscal year ended November 30, 1999 will be payable in later years as deferred compensation.

(14) Total compensation of $96,000 for the calendar year ended December 31, 1999 will be payable in later years as deferred compensation.

For the calendar and fiscal year ended December 31, 1999, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds) (15):

                                    Total Compensation from the
                              Liberty All-Star Funds for the Calendar
Trustee                          Year Ended December 31, 1999 (16)
-------                               ----------------------------
Robert J. Birnbaum(17)                    $25,000
John V. Carberry (17)(18)                     N/A
James E. Grinnell(17)                      25,000
Richard W. Lowry(17)                       25,000
William E. Mayer (17)                      25,000
John J. Neuhauser (17)                     25,000

(15) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(16) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).

(17)     Elected by the sole Trustee of Liberty Funds Trust IX on December 17,
         1998.

(18) Does not receive compensation because he is an affiliated Trustee and employee of Liberty Financial.

         MEETINGS AND COMMITTEES.

         During the Fund's fiscal year ended November 30, 1999, the Board of Trustees held six meetings.

         The Audit Committee of the Liberty Funds, consisting of Messrs. Bleasdale, Grinnell, Lowry, Moody, Neuhauser and Sullivan and as of April, 1999, Mr. Macera and Ms. Verville, met four times during the Fund's fiscal year ended November 30, 1999. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and the internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.

         The Compensation Committee of the Liberty Funds, consisting of Ms. Collins and Messrs. Birnbaum, Grinnell, Neuhauser and Stitzel, met two times during the Fund's fiscal year ended November 30, 1999. The Compensation Committee reviews compensation of the Trustees.

         The Governance Committee of the Liberty Funds, consisting of Messrs. Bleasdale, Lowry, Mayer, Moody and Sullivan and as of April, 1999, Ms. Verville met four times during the Fund's fiscal year ended November 30, 1999. The Governance Committee, in its sole discretion, recommends to the Trustees, among other things, nominees for Trustee and for appointments to various committees. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

         During the Fund's fiscal year ended November 30, 1999, each of the current Trustees attended more than 75% of the combined total of the meetings of the Board of Trustees and the meetings of the committees of which such Trustee is a member.

         If any of the nominees listed above become unavailable for election, the enclosed proxy will be voted for a substitute candidate in the discretion of the proxy holder(s).

                                  REQUIRED VOTE

         With respect to the election of Ms. Collins and Messrs. Carberry, Lowry and Neuhauser, the affirmative vote of a plurality of the holders of the Common Shares and Preferred Shares, voting together as a single class, present at the meeting in person or by proxy is required for the election of each such Trustee. With respect to the election of Messrs. Macera and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares present at the meeting in person or by proxy is required for the election of each such Trustee.

                           DESCRIPTION OF THE ADVISOR

         The Advisor is a wholly-owned subsidiary of LFG, which in turn is an indirect majority-owned subsidiary of Liberty Financial. Liberty Financial is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Its principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Liberty Mutual's principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117. Liberty Mutual is deemed to be the controlling entity of the Advisor and its affiliates.

2.       RATIFICATION OF INDEPENDENT ACCOUNTANTS.

         PricewaterhouseCoopers LLP was selected as independent accountants for the Fund for the Fund's fiscal year ending November 30, 2000 by unanimous vote of the Board of Trustees, subject to ratification or rejection by the shareholders. Neither PricewaterhouseCoopers LLP nor any of its partners has any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available at the Meeting, if requested by a shareholder in writing at least five days before the Meeting, to respond to appropriate questions and make a statement (if the representative desires).

                                  REQUIRED VOTE

         Ratification requires the affirmative vote of a majority of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the meeting in person or by proxy.


3.       OTHER MATTERS AND DISCRETION OF PROXY HOLDERS NAMED IN
         THE PROXY.

         As of the date of this Proxy Statement, only the business mentioned in Items 1 and 2 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

         The Meeting is to be held at the same time as the meeting of shareholders of Colonial Intermediate High Income Fund. It is anticipated that the meetings will be held simultaneously. In the event that any Fund shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meetings so that the Meeting of the Fund may be held separately, the persons named as proxies will vote in favor of such an adjournment.

         If a quorum of shareholders (thirty percent of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by April 24, 2000, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(f) of the 1940 Act, as amended, require the Fund's Board of Trustees and executive officers, persons who own more than ten percent of any class of the Fund's equity securities, the Fund's investment advisor and affiliated persons of the Fund's investment advisor (Section 16 reporting persons), to file with the Securities and Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such reports furnished to the Fund, and on representations that no other reports were required during the fiscal year ended November 30, 1999, the
Section 16 reporting persons complied with all Section 16(a) filings applicable to them.

                    DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         Proposals of shareholders which are intended to be considered for inclusion in the Fund's proxy statement relating to the 2001 Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston, Massachusetts, 02111 on or before November 27, 2000.

    SHAREHOLDERS ARE URGED TO VOTE, SIGN AND MAIL THEIR PROXIES IMMEDIATELY.

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                                       14

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                                       15

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                                       16

                         COLONIAL MUNICIPAL INCOME TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

             THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Stephen E. Gibson, Timothy J. Jacoby, Joseph R. Palombo and Vincent Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Municipal Income Trust (the "Fund"), to be held in Boston, Massachusetts, on Monday, April 24, 2000, and at any adjournments, as follows on the reverse side of this card.

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS:


1.   ELECTION OF SIX TRUSTEES.  (Item 1 of the Notice)

John V. Carberry                           Richard W. Lowry                        John J. Neuhauser
Lora S. Collins                            Salvatore Macera                        Thomas E. Stitzel


/ /  FOR ALL NOMINEES                      / /  WITHHOLD                           / /  FOR ALL NOMINEES EXCEPT

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

2.   PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS.
     (Item 2 of the Notice)


/ /  FOR                     / /  AGAINST               / / ABSTAIN



3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ABOVE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

RECORD DATE SHARES:

Mark box at right if address change or comment has been noted on the reverse side of this card. / /


         Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         Please be sure to sign and date this Proxy.

         Shareholder sign here                         Date
                              ------------------------     ---------------



         Co-owner sign here                            Date
                           ---------------------------     ---------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?
------------------------------              -------------------------------
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
                         COLONIAL MUNICIPAL INCOME TRUST

                                  COMMON SHARES

             THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



The undersigned shareholder hereby appoints William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Stephen E. Gibson, Timothy J. Jacoby, Joseph R. Palombo and Vincent Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Municipal Income Trust (the "Fund"), to be held in Boston, Massachusetts, on Monday, April 24, 2000, and at any adjournments, as follows on the reverse side of this card.

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS:


1.   ELECTION OF FOUR TRUSTEES.  (Item 1 of the Notice)

John V. Carberry                           Richard W. Lowry                        John J. Neuhauser
Lora S. Collins


/ /  FOR ALL NOMINEES                      / /  WITHHOLD                           / /  FOR ALL NOMINEES EXCEPT

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

2.   PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS.
     (Item 2 of the Notice)


/ /  FOR                   / /  AGAINST               / / ABSTAIN



3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ABOVE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

RECORD DATE SHARES:

Mark box at right if address change or comment has been noted on the reverse side of this card. / /


         Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         Please be sure to sign and date this Proxy.


         Shareholder sign here                         Date
                               ------------------------     ---------------



         Co-owner sign here                            Date
                            ---------------------------     ---------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?
------------------------------              -------------------------------
------------------------------              -------------------------------
------------------------------              -------------------------------